UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017
NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 4, 2017, NuStar Energy L.P. filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition of all of the issued and outstanding limited liability company interests in Navigator Energy Services, LLC. NuStar Energy L.P. is filing this Current Report on Form 8-K/A to amend only Item 9.01 of the Original Form 8-K to provide the audited financial statements and unaudited pro forma financial statements required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

Audited historical consolidated financial statements of Navigator Energy Services, LLC as of and for the years ended
December 31, 2016 and 2015, together with the related notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)    Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of NuStar Energy L.P. as of and for the year ended December 31, 2016, together with the related notes thereto, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(c)     Exhibits.

Exhibit Number	EXHIBIT

Exhibit 2.1*+
Membership Interest Purchase and Sale Agreement, dated April 11, 2017, by and between NuStar Logistics, L.P., NuStar Energy L.P. and FR Navigator Holdings LLC (incorporated by reference herein to Exhibit 2.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed April 11, 2017 (File No. 001-16417))

Exhibit 23.1	Consent of KPMG LLP, independent registered public accounting firm
Exhibit 99.1+	Press Release of NuStar Energy L.P., dated May 4, 2017 (incorporated by reference herein to Exhibit 99.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed May 4, 2017 (File No. 001-16417))
Exhibit 99.2	Audited historical consolidated financial statements of Navigator Energy Services, LLC as of and for the years ended December 31, 2016 and 2015, together with the notes thereto
Exhibit 99.3	Unaudited pro forma combined consolidated financial statements of NuStar Energy L.P. as of and for the year ended December 31, 2016, together with the related notes thereto

+ Incorporated by reference.
* Schedules and similar attachments to the Membership Interest Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: June 16, 2017			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Senior Vice President, General Counsel - Corporate & Commercial Law and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT

Exhibit 2.1*+
Membership Interest Purchase and Sale Agreement, dated April 11, 2017, by and between NuStar Logistics, L.P., NuStar Energy L.P. and FR Navigator Holdings LLC (incorporated by reference herein to Exhibit 2.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed April 11, 2017 (File No. 001-16417))

Exhibit 23.1	Consent of KPMG LLP, independent registered public accounting firm
Exhibit 99.1+	Press Release of NuStar Energy L.P., dated May 4, 2017 (incorporated by reference herein to Exhibit 99.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed May 4, 2017 (File No. 001-16417))
Exhibit 99.2	Audited historical consolidated financial statements of Navigator Energy Services, LLC as of and for the years ended December 31, 2016 and 2015, together with the notes thereto
Exhibit 99.3	Unaudited pro forma consolidated financial statements of NuStar Energy L.P. as of and for the year ended December 31, 2016, together with the related notes thereto

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